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                                                                   Exhibit 10.36

                                PROMISSORY NOTE


                                                    San Bernardino, California
$4,600,000                                                       April 3, 1998


      FOR VALUE RECEIVED the Delicious Frookie Company, Inc., a Delaware corporation, as maker, having its principal place of business at 2720 River Road, Suite 126 Des Plaines, Illinois 60018 ("Borrower"), hereby unconditionally promises to pay to the order of American Pacific Financial Corporation, a California corporation, having an address at 225 W. Hospitality Lane, Suite 201, San Bernardino, California 92408 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Four Million Six Hundred Thousand Dollars ($4,600,000) in lawful money of the United States of America with interest thereon to be computed from the date of this Promissory Note at the Applicable Interest Rate (defined below), and to be paid in installments as follows:

1.    PAYMENT TERMS

      An initial payment on the date hereof on account of all interest scheduled to accrue on the principal sum from and after the date hereof through and including the last day of the current calendar month; and

      Additional monthly interest payments in the amount of $46,000 each will be made at the Applicable Interest Rate on the first day of May, 1998 and on the first day of each calendar month thereafter up to and including the Maturity Date (defined below) and so long thereafter as any principal amount remains outstanding. The balance of the principal sum and all interest thereon shall be due and payable on the earlier of: (i) 120 days from date first written above, or (ii) consummation of an initial public offering of shares of the Borrower's common stock, $.01 par value per share, or other recapitalization (whether through one transaction or a series of transactions) of the Borrower (whether through a private placement or otherwise) from which the Borrower receives (whether from such one transaction or on a cumulative basis from such series of transactions) gross proceeds of at least $7,000,000, or (iii) a sale or other transfer of all or substantially all of the assets or equity interests in the Borrower.

      Upon repayment of the Loan by Borrower, Lender undertakes to apply a portion of the proceeds to the full payment of amounts due under the Purchase Note. In the event, Borrower makes any payment with respect to the Purchase Note directly to Salerno Foods, L.L.C.; upon notice to Lender of such payment and receipt of satisfactory evidence by Lender of Salerno's receipt of such
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payment, Lender shall immediately credit the amount of such payment against amount s owing under this Agreement

2.    INTEREST

      The term "Applicable Interest Rate" as used in this Promissory Note shall mean an interest rate equal to twelve percent (12%) per annum.

3.    DEFAULT AND ACCELERATION

      (a) The whole of the principal sum of this Promissory Note, (b) interest, default interest, late charges and other sums, as provided in this Promissory Note or the Security Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Promissory Note, the Loan Agreement or the Security Agreement, (d) all sums advanced pursuant to the Security Agreement to protect and preserve the Collateral, as defined therein, and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses reasonably incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Promissory Note is not paid on or before the date when due or on the Maturity Date or on the happening of any other default under the terms of either this Promissory Note or the Security Agreement (collectively, an "Event of Default"). Notwithstanding the foregoing, any interest payment due prior to the Maturity Date at a time when no other Event of Default has occurred, shall cause acceleration as provided above only if it remains unpaid after seven (7) calendar days following the due date therefor.

4.    DEFAULT INTEREST

      Borrower hereby agrees that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate (the "Default Rate") equal to (i) the greater of (a) the Applicable Interest Rate plus three percent (3%) or (b) the Prime Rate (as hereinafter defined) plus six percent (6%) or (ii) the maximum interest rate that Borrower may by law pay, whichever is lower. The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Agreement. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

      The "Prime Rate" shall mean the annual rate of interest publicly announced by The Wall Street Journal in its Western Edition, as such rate shall change from time to time. If more than one


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Prime Rate is published in The Wall Street Journal for a day, the average of the
Prime Rates shall be used, and such average shall be rounded up to the nearest one-quarter of one percent (.25%). If The Wall Street Journal ceases to publish the "Prime Rate" the Lender shall select an equivalent publication that publishes such "Prime Rate", and if such prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index.

5.    PREPAYMENT

      Provided no Event of Default exists, the principal balance of this Promissory Note may be prepaid, in whole but not in part, upon: (i) not less than 5 days and not more than 10 days prior written notice (the "Prepayment Notice") to Lender specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"); (ii) payment of all accrued and unpaid interest on the outstanding principal balance of this Promissory Note to and including the Prepayment Date together with a payment of all interest which would have accrued on the principal balance of this Promissory Note to and including the first day of the calendar month immediately following the Prepayment Date, if such prepayment occurs on a date which is not the first day of a calendar month (the "Shortfall Interest Payment"); (iii) payment of all other sums then due under this Promissory Note, and the Security Agreement; and
(iv) payment of a prepayment consideration (the "Prepayment Consideration") in an amount equal to one percent (1%) of the principal amount of this Promissory Note being prepaid. If a Prepayment Notice is given by Borrower to Lender pursuant to this Article 5, the principal balance of this Promissory Note and the other sums required under this Article shall be due and payable on the Prepayment Date.

      Lender shall not be obligated to accept any prepayment of the principal balance of this Promissory Note unless it is accompanied by all sums due in connection therewith. Notwithstanding anything contained herein to the contrary, provided no Event of Default exists, no Prepayment Consideration shall be due in connection with a complete or partial prepayment resulting from the application of Proceeds as set forth in the Security Agreement and partial prepayments may be made from such proceeds.

      If a Default Prepayment occurs, Borrower shall pay to Lender the entire Debt, including, without limitation, the Prepayment Consideration. For purposes of this Promissory Note, the term "Default Prepayment" shall mean a prepayment of the principal amount of this Promissory Note made during the continuance of any Event of Default or after an acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of the Security Agreement provided by statute or exercise of a power of sale, any statutory right to redeem the Collateral or otherwise.



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6.    SECURITY

      This Promissory Note is secured by the Security Agreement dated the date hereof in the principal sum of $4,600,000 given by Borrower to, and for the benefit of, Lender covering all of the assets of Borrower as more particularly described therein (collectively, the "Collateral"). Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

      All of the terms, covenants and conditions contained in the Security Agreement are hereby made part of this Promissory Note to the same extent and with the same force as if they were fully set forth herein.

7.    SAVINGS CLAUSE

      This Promissory Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Promissory Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Promissory Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

8.    LATE CHARGE

      Notwithstanding, and in addition to, any other remedies of Lender provided in this Promissory Note or the Security Agreement, if any sum payable under this Promissory Note is not paid on or before fifteen (15) days following the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Agreement.


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9.    NO ORAL CHANGE

      This Promissory Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.



10.   WAIVERS

      Borrower and all others who may become liable for the payment of all or part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Promissory Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Promissory Note or the Security Agreement made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Promissory Note or the Security Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Promissory Note or the Security Agreement. The agreements contained herein shall remain in full force and application notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation designated as the Borrower, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.

11.   TRANSFER

      Upon the transfer of this Promissory Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Agreement, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

12.   WAIVER OF TRIAL BY JURY

      BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS PROMISSORY


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NOTE, THE APPLICATION OR NEGOTIATION OF THE LOAN EVIDENCED BY THIS PROMISSORY
NOTE, THIS PROMISSORY NOTE, OR THE SECURITY AGREEMENT OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

13.   EXCULPATION

      Except as otherwise specifically provided herein, or in the Security Agreement, Borrower shall be personally liable for all amounts becoming due under this Promissory Note and the Security Agreement and Lender shall have the right, but not the obligation, to enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Promissory Note or the Security Agreement by an action or proceeding wherein a money judgment shall be sought against Borrower, and Lender may, without limitation, bring a foreclosure action, action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon this Promissory Note or the Security Agreement an interest in the Collateral given to Lender created by this Promissory Note or the Security Agreement.

14.   AUTHORITY

      Borrower and the undersigned representative of Borrower represents that Borrower has full power, authority and legal right to execute and deliver this Promissory Note and the Security Agreement and that this Promissory Note and the Security Agreement constitute valid and binding obligations of Borrower.

15.   APPLICABLE LAW

      This Promissory Note shall be governed, construed, applied and enforced in accordance with the laws of the state of California and the applicable laws of the United States of America.

16.   SERVICE OF PROCESS

      Borrower will maintain a place of business or an agent for service of process at the address stated in the first paragraph hereof and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, or if Borrower has no place of business at the address stated in the first paragraph hereof, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.


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17.   COUNSEL FEES

      Upon execution of this Promissory Note, Borrower shall pay to Lender the amount incurred by Lender for professional fees and costs in connection with the negotiation and documentation of the loan transaction evidenced by this Promissory Note and the Security Agreement up to a maximum of $10,000.

      In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

18.   NOTICES

      All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day, as defined below, after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:         The Delicious Frookie Company, Inc.
                        2720 River Road, Suite 126
                        Des Plaines, Illinois  60018
                        Attention: Michael Kirby
                        Facsimile No. (847) 699-5928

With a copy to:         Olshan Grundman Frome & Rosenzweig LLP
                        505 Park Avenue
                        New York, NY 10022-1170
                        Attention: Jeffrey S. Spindler
                        Facsimile No. (212) 755-1467

If to Lender:           American Pacific Financial Corporation
                        225 W. Hospitality Lane, Suite 201
                        San Bernardino, California  92408
                        Attention: Larry R. Polhill
                        Facsimile No. (909) 387-0810


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With a copy to:         Fisher Thurber LLP
                        4225 Executive Square, Suite 1600
                        La Jolla, California  92037
                        Attention: David A. Fisher
                        Facsimile No. (619) 535-1616

or addressed as such party may from time to time designate by written notice to the other parties.

      Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

      "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in Los Angeles, California.




                    [Signature page immediately following]


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      IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the day and year first above written.

                                          The Delicious Frookie Company, Inc.
                                          a Delaware corporation

                                          By: /s/
                                             --------------------------------
                                               Michael Kirby, President


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                                ACKNOWLEDGMENT

                               (to be attached)


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